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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                          August 3, 1998
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                         PROFFITT'S, INC.
      (Exact name of registrant as specified in its charter)


                Tennessee          1-13113            62-0331040
        (State of incorporation)   (Commission      (I.R.S. Employer
                                   File Number)   Identification No.)

                750 Lakeshore Parkway
                 Birmingham, Alabama                     35211
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (205) 940-4000



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Item 5.  Other Events.

     On August 3, 1998, Proffitt's, Inc. announced it has entered into an agreement to acquire from Dillard's, Inc., certain department stores and related property currently owned by Mercantile Stores Company, Inc. Pursuant to General Instruction F to Form 8-K, the following press release dated August 3, 1998 is incorporated herein by reference and is attached hereto.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:


    Exhibit
    Number       Description

     99.1        Press release dated August 3, 1998
                 announcing agreement to acquire from
                 Dillard's certain department stores and
                 related property currently owned by
                 Mercantile Stores Company, Inc.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PROFFITT'S, INC.

Date: August 4, 1998



                              By:  /s/ Charles Hansen
                                  _______________________________
                                   Charles Hansen, Vice President
                                   and Associate General Counsel